UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Overland Advantage

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01698	92-6424189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue 11th Floor
New York, New York		10152-0002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 672-5088

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2024, that certain Loan and Services Agreement (the “Revolving Credit Facility”), dated February 22, 2024 (the “Closing Date”), by and among Overland Financing MS, LLC, a wholly owned subsidiary of Overland Advantage (the “Company”), as borrower (“Borrower”), the Company, as transferor and as servicer, and Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), and each of the lenders from time to time party thereto (the “Lenders”), and Wilmington Trust, National Association, as collateral agent, account bank and collateral custodian, was amended (the “First Amendment”).

Advances under the Revolving Credit Facility initially bear interest at a per annum rate equal to an applicable benchmark (which is initially the forward-looking term rate based on the secured overnight financing rate for a tenor of three (3) months, as such rate is published by the CME Group Benchmark Administration Limited (CBA)), plus an applicable margin that increases incrementally over time following the Closing Date. Among other things, the First Amendment added a new incremental applicable margin of 2.10% per annum that applies from the six (6) month anniversary of the Closing Date until the nine (9) month anniversary of the Closing Date. As amended, the applicable margin on advances is (a) for the first six (6) months after the Closing Date, 1.70% per annum, (b) for the next three (3) months after the Closing Date, 2.10% per annum, (c) after the nine (9) month anniversary of the Closing Date and during the revolving period, which is scheduled to end three years after the Closing Date, 2.35% per annum, and (d) after the end of the revolving period, 2.85% per annum.

Except as modified by the First Amendment, the Revolving Credit Facility remains in full force and effect. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which will be filed with the Company’s Form 10-Q for the fiscal quarter ended June 30, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND ADVANTAGE

Date:	June 11, 2024	By:	/s/ Kimberly A. Terjanian
Name: Kimberly A. Terjanian Title: Chief Financial Officer